Exhibit 10.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Agreement”), dated June 3, 2005, is executed and delivered by Five Star Quality Care-GHV, LLC and Five Star Quality Care-MVSP, LLC (each, a “Guarantor” and, collectively, the “Guarantors”), in favor of Senior Housing Properties Trust (“SNH”).

RECITALS:

Five Star Quality Care, Inc. (“Borrower”) and Guarantors have entered into a Loan Agreement dated as of the date hereof with SNH pursuant to which Borrower has agreed to issue its promissory note due June 30, 2007 in the original principal amount of up to $43,500,000 (the “Note”). Each Guarantor is a wholly-owned indirect subsidiary of Borrower.

It is a condition of the Loan Agreement that the Guarantors enter into this Agreement. Each Guarantor has determined that Borrower’s entering into the Loan Agreement will directly or indirectly inure to the benefit of such Guarantor, is in such Guarantor’s best interest and in furtherance of such Guarantor’s business and is necessary and convenient to the conduct of such business.

Each Guarantor is contemporaneously granting SNH a mortgage of its real property to secure performance of its obligations under this Agreement.

NOW, THEREFORE, each Guarantor agrees, jointly and severally:

1.          GUARANTY. Each Guarantor, jointly and severally with each other Guarantor, unconditionally guaranties all obligations of Borrower under the Note, whether now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including (a) all principal and interest (including any interest on the Note) which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or would have accrued but for the application of provisions of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith (“Bankruptcy Code”); (b) all other amounts (including any fees or expenses) payable by Borrower under the Note or the Loan Agreement and (c) any renewals, refinancings or extensions of any of the foregoing (collectively, the “Obligations”), when due and at the place specified therefor. This guaranty by each Guarantor is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that SNH first attempt to collect any of the Obligations from Borrower or any other Guarantor or resort to any security or other means of obtaining payment of any of the Obligations which SNH now has or may acquire after the date hereof, or upon any other contingency whatsoever, and the obligations of each Guarantor hereunder shall not be subject to any counterclaim, setoff, recoupment or defense based upon any claim such Guarantor may have against SNH, Borrower or any other Guarantor. Upon any default by Borrower in the full and punctual payment and performance of the Obligations or any part thereof, the Guarantors will promptly pay or cause to be paid to SNH, the amount of such Obligations which is then due and payable. Payments by the Guarantors hereunder may be required to be made on any number of occasions.

2.              GUARANTOR’S FURTHER AGREEMENTS TO PAY. Each Guarantor further agrees, jointly and severally with each other Guarantor, as principal Guarantor and not as guarantor only, to pay to SNH forthwith upon demand, in lawful currency of the United States of America and in funds immediately available to SNH, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by SNH in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the interest rate then in effect under the Note.

3.              FREEDOM TO DEAL WITH THE COMPANY AND GUARANTORS. SNH shall be at liberty, without giving notice to or obtaining the assent of any Guarantor and without relieving any Guarantor of any liability hereunder, to deal with Borrower and any other Guarantor in such manner as SNH in its sole discretion deems fit, and, to this end, each Guarantor gives to SNH full authority in its sole discretion to do any or all of the following things: (a) vary the terms and grant extensions or renewals or waivers or other indulgences in respect of or consent to the amendment of any of the terms of the Note, (b) vary, release, exchange or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or other guaranty or other means of obtaining payment of any of the Obligations which SNH now has or acquires after the date hereof, (c) accept partial payments from Borrower, (d) release or discharge wholly or partially, Borrower or any other Guarantor, and (e) compromise or make any settlement or other arrangement with Borrower or any other Guarantor.

4.              UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER OR OTHER GUARANTORS. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the moneys payable on the Obligations have become irrecoverable from Borrower or any other Guarantor, by operation of law or for any other reason, this Agreement shall nevertheless be binding on each Guarantor.

5.              WAIVERS BY GUARANTOR. Each Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by SNH in reliance hereon, and any requirement that SNH be diligent or prompt in making demands hereunder, giving notice of any default by Borrower, or asserting any other right of SNH hereunder. Each Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of its obligations under this Agreement whether by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or otherwise.

6.              NO CONTEST; SUBORDINATION. So long as any Obligations remain unpaid or undischarged, and notwithstanding any other provision of this Agreement, no Guarantor will, by paying any sum hereunder (whether or not demanded by SNH) or by any means or on any other ground, claim any setoff or counterclaim or contribution against Borrower or any other Guarantor, or, in proceedings under the Bankruptcy Code or insolvency proceedings, or of any nature, prove in competition with SNH in respect of any payment or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or any other Guarantor, or the benefit of any other security for any obligation of Borrower or any other Guarantor which, now or hereafter, such Guarantor may hold or in which it may have a share.

Each Guarantor hereby agrees that all liabilities, obligations and indebtedness now or hereafter owed by Borrower or any other Guarantor to such Guarantor and that any security and mortgage interests which secure such liabilities, obligations, and indebtedness, and all rights, remedies, powers, privileges and discretions of such Guarantor in and to any collateral security now or hereafter granted by Borrower or any other Guarantor to secure such liabilities, obligations, and indebtedness are and shall be subject and subordinate to the Obligations and to the rights, remedies, powers, privileges and discretions of SNH under the Note and the Loan Agreement.

7.              PREFERENCES; REVIVAL. To the extent that any payment on or proceeds applied to the Obligations is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations of each Guarantor under this Agreement which would otherwise have been satisfied thereby shall be revived and continue in full force and effect as if such payment or proceeds had never been received by SNH. The provisions of this Section 7 shall survive the termination of this Agreement.

8.              AMENDMENTS, WAIVERS, ETC. No provision of this Agreement can be changed, waived, discharged, or terminated except by an instrument in writing signed by SNH and the Guarantors expressly referring to the provision of this Agreement to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any obligation of the Guarantors under this Agreement which is not expressly dealt with therein. No course of dealing or delay or omission on the part of SNH in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

9.              MISCELLANEOUS.

A.         Termination, Etc. This Agreement shall continue in effect, and the obligations of the Guarantors hereunder shall not terminate or be released, until each of the following shall have occurred: (i) SNH has received, and been allowed to retain, payment in full of all amounts due on the Obligations, and (ii) there shall have lapsed or been released by the passage of time or otherwise, any right of Borrower, any Guarantor or any other person to rescind, set aside or void any such payment for any reason.

B.          Successors and Assigns. All covenants and other agreements herein by or on behalf of the Guarantors shall bind their respective successors and assigns, whether so expressed or not, and all such covenants and agreements, and all other rights of SNH shall inure to the benefit of their successors and assigns, provided no Guarantor shall have any right to assign its obligations under this Agreement.

C.          Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

D.         Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

E.          Consent to Jurisdiction and Service; Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND OF ANY FEDERAL COURT LOCATED IN SAID JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS BROUGHT AGAINST IT BY ANY HOLDER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH

RESPECT TO IT OR ITS PROPERTY, (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR (D) THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES TRIAL BY JURY AND PERSONAL IN HAND SERVICE OF ANY SUMMONS, COMPLAINT, DECLARATION OR OTHER PROCESS AND HEREBY ABSOLUTELY AND IRREVOCABLY AGREES THAT THE SERVICE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT ITS ADDRESS SET FORTH IN OR FURNISHED PURSUANT TO THE PROVISIONS OF THIS AGREEMENT, OR BY ANY OTHER MANNER PROVIDED BY LAW. ANYTHING HEREINBEFORE TO THE CONTRARY NOTWITHSTANDING, ANY HOLDER MAY SUE ANY GUARANTOR IN ANY OTHER APPROPRIATE JURISDICTION AND ANY PARTY MAY SUE ANY OTHER PARTY ON A JUDGMENT RENDERED BY ANY COURT PURSUANT TO THE PROVISIONS OF THE FIRST SENTENCE OF THIS SECTION 9E IN THE COURTS OF ANY COUNTRY, STATE OF THE UNITED STATES OR PLACE WHERE SUCH OTHER PARTY OR ANY OF ITS PROPERTY OR ASSETS MAY BE FOUND OR IN ANY OTHER APPROPRIATE JURISDICTION.

F.          Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

G.         Notices. All notices and other written communications as provided for hereunder shall be given in writing and delivered in person by a recognized overnight delivery service (with charges payable by the sender) and (i) if to SNH, addressed to it at 400 Centre Street, Newton, MA 02458, or at such other address as SNH shall have specified to the Guarantors in writing and (iii) if to any Guarantor, addressed to it at 400 Centre Street, Newton, MA 02458 or at such other address as such Guarantor shall specify to SNH in writing.

H.         Remedies Cumulative. The rights and remedies of SNH herein provided or provided under any other agreement or instrument, or otherwise available, are cumulative, and are in addition to and not exclusive of, any rights and remedies provided by law.

I.            Specific Performance. Each Guarantor agrees that its obligations and the rights of SNH hereunder may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by SNH that it would otherwise suffer irreparable harm, and Guarantor hereby consents to the issuance of such specific and injunctive relief.

J.           Contribution. If at any time there is more than one Guarantor, the Guarantors hereby agree, among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess

Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below) of the Excess Payment (as defined below) in respect of such Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 9J shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations. For purposes of this Section 9J, (i) “Excess Funding Guarantor” shall mean, in respect of any Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) “Excess Payment” shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) “Pro Rata Share” shall mean, for any Guarantor, the ratio (expressed as a percentage) of (x) the present fair saleable value of the real property with respect to which such Guarantor has given SNH a mortgage to secure such Guarantor’s obligations hereunder to (y) the amount by which the aggregate fair saleable value of all the real property of all of the Guarantors with respect to which the Guarantors have given SNH mortgages to secure the Guarantors’ obligations hereunder, all as of the date of this Agreement.

K.         Arbitration. Any of the Guarantors (each Guarantor, for purposes of this Section 9K, being referred to individually and collectively as “Guarantor”) or SNH may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event Guarantor or SNH shall elect to submit any such dispute to arbitration hereunder, Guarantor and SNH shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either Guarantor or SNH shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Guarantor and SNH, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Guarantor and one to SNH. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

L.          Non-Liability of Trustees. THE DECLARATION OF TRUST ESTABLISHING SNH, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME “SENIOR

HOUSING PROPERTIES TRUST ” REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LENDER. ALL PERSONS DEALING WITH SNH, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be executed under seal as of the date first above written.

FIVE STAR QUALITY CARE-GHV, LLC

By: /s/ Bruce J. Mackey Jr.

Name: Bruce J. Mackey Jr.

Title: Treasurer and Chief Financial Officer

FIVE STAR QUALITY CARE-MVSP, LLC

By: /s/ Bruce J. Mackey Jr.

Name: Bruce J. Mackey Jr.

Title: Treasurer and Chief Financial Officer

[Signature Page to Subsidiary Guaranty]